UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2020

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification Number)

4 Nancy Court, Suite 4

Wappingers Falls, NY 12590

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TAUG	OTCQB

Item 1.02	Termination of a Material Definitive Agreement.

On January 6, 2021, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) determined by the unanimous vote of its board of director to terminate its equity line financing agreement (“Investment Agreement”) with Tangiers Global, LLC (“Tangiers”), as well as its a registration right agreement related thereto (“Registration Rights Agreement”), the complete terms of which were previously described in the Company’s Form S-1 Registration Statement (333-236923, the “Registration Statement”) and its periodic reports subsequent to entry thereunder.

In connection with the termination of the Investment Agreement and Registration Rights Agreement, the Company will also file a post-effective amendment to the Registration Statement in order to deregister all unsold shares of its common stock previously registered thereunder. As of the date of this Current Report on 8-K, the Company had sold an aggregate of [13,910,000] shares under its Investment Agreement. As a result of this deregistration of securities, and the termination of the above noted agreements, all remaining unsold shares of common stock reserved under the Investment Agreement and Registration Statement will be returned to the treasury of the Company for future issuance or reserve, if and as needed.

Item 8.01	Other Events.

Effective January 6, 2021, the Company moved its corporate headquarters to 4 Nancy Court, Suite 4, Wappingers Falls, New York 12590. The Company’s telephone number remains the same, phone: 917-796-9926. The Company entered into a two-year lease, expiring January 31, 2023. Tenant will pay $19,200 ($1,600 per month) during the first year of the term and $21,000 ($1,750 per month) during the second year of the term. The Company paid $1,600 as a security deposit.

In connection with our change of principal address, the Company entered into a new lease agreement, which is annexed hereto as Exhibit 10.1 to this current report.  The description of the new corporate headquarters lease is not complete, the terms of which are fully included in Exhibit 10.1, which is incorporated herein by reference.

On January 7, 2021, the Company issued a press release announcing that it had terminated its equity line of credit financing which it had entered into pursuant to the terms of the Investment Agreement with Tangiers. The information set forth in this Item 8.01, and the press release annexed as exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information in this Item 8.01 or such press release be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Lease agreement for corporate headquarters dated January 6, 2021
99.1	Press release, dated January 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2021

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer